EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

General Atlantic, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director

Date:	11/10/2025

General Atlantic Partners 100, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., the general partner of General Atlantic GenPar, L.P., its general partner

Date:	11/10/2025

GAP Coinvestments III, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member

Date:	11/10/2025

GAP Coinvestments IV, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member

Date:	11/10/2025

GAP Coinvestments V, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member

Date:	11/10/2025

GAP Coinvestments CDA, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its general partner

Date:	11/10/2025

General Atlantic (SPV) GP, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its sole member

Date:	11/10/2025

General Atlantic GenPar (Bermuda), L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, the general partner of GAP (Bermuda) L.P., its general partner

Date:	11/10/2025

General Atlantic GenPar, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its general partner

Date:	11/10/2025

General Atlantic (CH), L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic (SPV) GP, LLC, its general partner

Date:	11/10/2025

GAP (Bermuda) L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, its general partner

Date:	11/10/2025

General Atlantic (Lux) S.a.r.l.

Signature:	/s/ Ingrid van der Hoorn

Name/Title:	Ingrid van der Hoorn, Manager A

Date:	11/10/2025

Signature:	/s/ William Blackwell

Name/Title:	William Blackwell, Manager B

Date:	11/10/2025

General Atlantic GenPar (Lux) SCSp

Signature:	/s/ Ingrid van der Hoorn

Name/Title:	Ingrid van der Hoorn, Manager A of General Atlantic (Lux) S.a.r.l., its general partner

Date:	11/10/2025

Signature:	/s/ William Blackwell

Name/Title:	William Blackwell, Manager B of General Atlantic (Lux) S.a.r.l., its general partner

Date:	11/10/2025

General Atlantic Partners (Lux) SCSp

Signature:	/s/ Ingrid van der Hoorn

Name/Title:	Ingrid van der Hoorn, Manager A of General Atlantic (Lux) S.a.r.l., the general partner of General Atlantic GenPar (Lux) SCSp, its general partner

Date:	11/10/2025

Signature:	/s/ William Blackwell

Name/Title:	William Blackwell, Manager B of General Atlantic (Lux) S.a.r.l., the general partner of General Atlantic GenPar (Lux) SCSp, its general partner

Date:	11/10/2025